PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT

PERFORMANCE AT A GLANCE
================================================================================

       Comparison of the change of a $10,000 investment in PaineWebber Strategic Income Fund (Classes A, B and C) and the Salomon Smith Barney World Government Bond Index, the Lehman Brothers Aggregate Bond Index and the Merrill Lynch High Yield Master Index from February 7, 1994 through November 30, 2000.

The graph depicts the performance of PaineWebber Strategic Income Fund (Classes A, B and C) versus the Salomon Smith Barney World Government Bond Index, the Lehman Brothers Aggregate Bond Index and the Merrill Lynch High Yield Master Index. It is important to note PaineWebber Strategic Income Fund is a professionally managed mutual fund while the Indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


        [The table below represents a line chart in the printed piece.]

         PaineWebber       PaineWebber       PaineWebber         Lehman             Salomon         Merrill Lynch
          Strategic         Strategic         Strategic          Brothers         Smith Barney        High Yield
         Income Fund       Income Fund       Income Fund        Aggregate       World Government        Master
          (Class A)         (Class B)         (Class C)         Bond Index         Bond Index            Index

Feb-94      9539.3            9940               9940              9826                9935               9928
Mar-94      9347.4            9730               9730              9583.3              9921.09            9604.35
Apr-94      9168.8            9534.07            9537.2            9506.63             9933               9491.98
May-94      9095.3            9451.9             9457              9505.68             9845.59            9457.81
Jun-94      9011.5            9358.73            9365.9            9484.77             9987.36            9492.8
Jul-94      9036              9388.42            9397.5            9673.52             10067.3            9559.25
Aug-94      8949.2            9282               9293              9685.12             10032              9625.21
Sep-94      8913.5            9239.14            9262.4            9542.75             10104.3            9621.36
Oct-94      8934.7            9255.7             9270.3            9534.16             10265.9            9645.41
Nov-94      8800              9110.42            9126.3            9513.19             10125.3            9563.42
Dec-94      8756.3            9059.32            9087.3            9578.83             10153.6            9669.58
Jan-95      8866.3            9178.13            9197.6            9768.49             10366.9            9805.92
Feb-95      9132.2            9447.56            9469.5            10001               10632.2            10111.9
Mar-95      9285.4            9590.05            9614.1            10062               11263.8            10252.4
Apr-95      9502.7            9808.53            9846.2            10202.8             11472.2            10492.3
May-95      9541.3            9842.19            9882.2            10597.7             11794.5            10819.7
Jun-95      9602.6            9899.19            9930.5            10675.1             11864.1            10901.9
Jul-95      9782.6            10089.9            10123.8           10651.6             11892.6            11026.2
Aug-95      9801.3            10091.9            10127.9           10780.5             11483.5            11093.5
Sep-95      9917.4            10205              10243.4           10885               11739.6            11219.9
Oct-95      9988.1            10282.8            10323.5           11026.5             11827.6            11299.6
Nov-95      9826.6            10110              10152.2           11191.9             11961.3            11410.3
Dec-95      9993.1            10263.3            10319.9           11348.6             12086.9            11594
Jan-96      10220.5           10497.1            10542.9           11423.5             11937              11777.2
Feb-96      10176.2           10445              10504.6           11224.8             11876.1            11794.9
Mar-96      10224.4           10476.3            10538.1           11146.2             11859.5            11763
Apr-96      10371.4           10632.4            10685.2           11083.8             11812.1            11768.9
May-96      10391             10646              10700.8           11061.6             11814.4            11853.7
Jun-96      10493.4           10744.1            10801.7           11209.8             11907.8            11924.8
Jul-96      10548.4           10793.9            10866.2           11240.1             12136.4            12005.9
Aug-96      10758.2           11001.8            11065.3           11221               12183.7            12129.5
Sep-96      10993.4           11235.4            11314.8           11416.2             12233.7            12390.3
Oct-96      11145.2           11383.8            11466.5           11669.7             12462.5            12526.6
Nov-96      11359.3           11595.3            11681.9           11869.2             12627              12779.6
Dec-96      11392.4           11621.5            11698.5           11758.8             12524.7            12878
Jan-97      11499             11722.7            11815.3           11795.3             12190.3            12977.2
Feb-97      11654.6           11873.5            11970             11824.8             12098.8            13158.9
Mar-97      11452.6           11660.5            11757.8           11693.5             12006.9            13012.8
Apr-97      11548.8           11750.3            11838.4           11868.9             11901.2            13161.2
May-97      11779.5           11977.8            12070.1           11981.7             12224.9            13427
Jun-97      11963.1           12157.1            12266.3           12124.3             12370.4            13631.1
Jul-97      12224.4           12415.1            12516.4           12451.6             12273.9            13958.3
Aug-97      12168.7           12350.3            12453.9           12345.8             12266.6            13934.5
Sep-97      12458.3           12636.6            12758.4           12527.3             12527.8            14165.8
Oct-97      12413.6           12583.4            12694.2           12708.9             12788.4            14259.3
Nov-97      12499.5           12662.2            12776.8           12767.4             12592.8            14394.8
Dec-97      12567.9           12723.9            12855             12896.3             12555              14531.6
Jan-98      12760.1           12910              13045.8           13061.4             12676.8            14748.1
Feb-98      12821.2           12963.1            13102.4           13050.9             12779.4            14808.5
Mar-98      12974.8           13111.2            13240.9           13095.3             12652.9            14935.9
Apr-98      12969             13096.8            13242.9           13163.4             12855.4            15006.1
May-98      13043.8           13150.5            13300.1           13288.5             12884.9            15111.1
Jun-98      13065.2           13177.2            13330.2           13401.4             12904.3            15186.7
Jul-98      13154.4           13244.9            13401.7           13429.6             12921              15273.2
Aug-98      12531.1           12621.2            12760.4           13648.5             13272.5            14613.4
Sep-98      12580.3           12662.3            12804.9           13967.8             13978.6            14642.7
Oct-98      12352.4           12424.7            12567.6           13893.8             14392.4            14402.5
Nov-98      12706             12772.4            12922.3           13973               14189.4            15057.8
Dec-98      12688.5           12746.9            12899.2           14014.9             14474.6            15062.4
Jan-99      12863.5           12914.5            13086.2           14114.4             14341.5            15211.5
Feb-99      12654.1           12695.5            12852.8           13867.4             13881.1            15095.9
Mar-99      12859.6           12894              13056.4           13943.7             13915.8            15225.7
Apr-99      13124.2           13151              13319.5           13988.3             13910.2            15463.2
May-99      12907.9           12925.5            13093.9           13865.2             13676.6            15356.5
Jun-99      12924.9           12933.7            13120.2           13820.8             13437.2            15327.4
Jul-99      12897.1           12897.4            13086.3           13761.4             13766.4            15350.3
Aug-99      12839.2           12830.6            13006.7           13754.5             13829.8            15199.9
Sep-99      12855.9           12838.3            13017.6           13914.1             14045.5            15136.1
Oct-99      12783             12756.9            12938             13965.6             14038.5            15046.8
Nov-99      12904.8           12869.8            13055.3           13964.2             13891.1            15218.3
Dec-99      13193.8           13149.8            13342             13897.2             13857.7            15297.4
Jan-00      12982.2           12926.7            13136.6           13851.3             13562.6            15220.9
Feb-00      13105.3           13039.7            13255.9           14018.9             13464.9            15234.6
Mar-00      12966.5           12908.1            13110.4           14203.9             13882.3            15021.4
Apr-00      12625.9           12544.2            12744.7           14162.7             13428.4            15025.9
May-00      12471             12381.3            12582.7           14155.7             13533.1            14860.6
Jun-00      12738.3           12638.5            12847.2           14450.1             13862              15114.7
Jul-00      12753.9           12645.3            12857.5           14581.6             13627.7            15223.5
Aug-00      12770.4           12652.6            12868.4           14793               13525.5            15409.2
Sep-00      12678.1           12552              12785.4           14886.2             13498.4            15319.9
Oct-00      12391.8           12259.1            12474.5           14984.5             13327              14871
Nov-00      12363             12221.4            12439.8           15230.2             13592.2            14405.5

Past performance is no guarantee of future performance. The performance of Class Y will vary from the performance of the classes shown because Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.


----------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 11/30/00
--------------------------------------------------------------------------------

                                        6 Months  1 Year   5 Years  Inception(0)

                            CLASS A*     -0.87%   -4.20%     4.70%     3.78%
Before Deducting            CLASS B**    -1.29    -5.04      3.87      2.99
Maximum Sales Charge        CLASS C+     -1.14    -4.71      4.15      3.25
                            CLASS Y++    -0.75    -4.01       N/A     -1.15

                            CLASS A*     -4.82    -8.08      3.85      3.16
After Deducting             CLASS B**    -6.06    -9.48      3.57      2.99
Maximum Sales Charge        CLASS C+     -1.85    -5.38      4.15      3.25

Lehman Brothers Aggregate Bond Index 7.58 9.06 6.36 6.35 Salomon Smith Barney World
  Government Bond Index                   0.43    -2.17      2.59      4.59
Merrill Lynch High Yield Master Index    -3.07    -5.34      4.77      5.49
Lipper Multi-Sector Income Funds Median  -0.42    -1.31      4.61      4.17

Effective October 10, 2000, Pacific Investment Management Company (PIMCO) assumed the day-to-day portfolio management responsibilities of the Fund.

Past performance is no guarantee of future performance. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. The performance data quoted assumes reinvestment of all dividends and capital gains. Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

(0) Inception: since commencement of issuance on February 7, 1994 for Classes A, B and C shares and February 17, 1998 for Class Y shares. Inception returns for Index and Lipper Median are shown as of nearest month-end of the oldest share class: January 31, 1994.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

ANNUAL REPORT                                  PAINEWEBBER STRATEGIC INCOME FUND

-----------------------------------------------
      PAINEWEBBER
      STRATEGIC INCOME FUND

      INVESTMENT GOALS:
      Primarily, high level of current
      income; secondarily, capital
      appreciation

      PORTFOLIO MANAGER/SUBADVISOR:
      Scott Mather
      Pacific Investment Management Company

      COMMENCEMENT:
      February 7, 1994 (Classes A,
      B and C), February 17, 1998
      (Class Y)

      DIVIDEND PAYMENTS:
      Monthly
-----------------------------------------------

                                                                January 15, 2001

Dear Shareholder,

This letter and the accompanying financial statements represent the annual report for PaineWebber Strategic Income Fund (the "Fund") for the fiscal year ended November 30, 2000.



MARKET REVIEW
================================================================================

[GRAPHIC OMITTED]

During the fiscal year the Federal Reserve Board (the "Fed") raised short-term interest rates a total of six times in response to a strong economy, falling unemployment and a booming stock market. Rising interest rates created difficult conditions for all sectors of the fixed income market, creating an inverted yield curve whereby the yield of 90-day Treasury bills in July equaled that of 10-year Treasury notes. But the Fed's action appeared to have achieved its desired effect in reducing the likelihood of inflation, and the Fed refrained from raising rates in the second half of the year.

The U.S. Treasury's mid-January 2000 announcement that it would buy back Treasury debt in response to the federal surplus resulted in a surge in demand for 30-year Treasurys and a drastic yield curve inversion. The ensuing illiquidity plagued the spread sectors. (Spread sectors include high-yield bonds, investment-grade corporate bonds and mortgage-backed securities. Yields on these instruments are gauged by their relationship, or spread, to U.S. Treasurys.) As a result, trading volume remained low in the first part of the fiscal year as investors shunned spread sectors in a quest for higher credit quality. But bearish sentiment began to lift in the second half of the fiscal year, as the Fed ended its cycle of interest-rate increases and evidence mounted that the economy may be slowing.

Treasurys were strong during the period ended November 30, 2000, gaining 10.31% as measured by the Lehman Brothers Government Bond Index. The broad market, as measured by the Lehman Brothers Aggregate Bond Index, achieved a gain of 9.06% for the fiscal year. Global bonds, as measured by the Salomon Smith Barney World Government Bond Index, lost 2.17% for the fiscal year. The high yield sector suffered during the period, dropping 5.34% as measured by the Merrill Lynch High Yield Master Index.

PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT


PORTFOLIO REVIEW
================================================================================

[GRAPHIC OMITTED]

The Strategic Income Fund trailed its benchmarks for the fiscal year. This under-performance was due to the Fund's high exposure to spread sectors in the United States and to the euro within its global allocation. Prospects for euro appreciation looked promising at the start of the fiscal year, but the euro slid for the better part of the period. The Fund's above average duration (or sensitivity to interest rates) helped performance, especially in the second half of the year. The Fund also benefited modestly from its overweight of high quality mortgages. However, our allocation to high-yield securities detracted from returns over the period. We had weighted the Fund heavily toward high-yield bonds in the first half of the fiscal year in anticipation of a rally. The rally did not occur this year, and the high-yield market suffered.

The Fund's profile changed significantly during the period. By fiscal year end, we had reduced the high-yield allocation to 5.0%* of net assets from 39.1%* six months prior. We also increased the Fund's exposure to U.S. Government bonds and investment grade corporates. The Fund's sector allocation shifted significantly as a result of the bond market environment, specifically the high-yield market. Moreover, the Fund was transitioning as a result of new day-to-day portfolio management (see announcement on page 4).


PORTFOLIO STATISTICS

SECTOR ALLOCATION*                                  11/30/00            5/31/00
--------------------------------------------------------------------------------
U.S. Gov't/Investment-Grade Corporates               103.5%              34.9%
Foreign/Emerging Markets                               5.9               17.0
U.S. High Yield                                        5.0               39.1
Cash & Equivalents                                    43.2               17.2
Liabilities in Excess of Other Assets                -57.6               -8.2
--------------------------------------------------------------------------------
Total                                                100.0              100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

CHARACTERISTICS                                     11/30/00           5/31/00
--------------------------------------------------------------------------------
Weighted Average Duration                           5.7 yrs            5.2 yrs
Weighted Average Maturity                           8.7 yrs            8.4 yrs
Net Assets ($mm)                                      $73.7              $90.3
--------------------------------------------------------------------------------

ANNUAL REPORT                                  PAINEWEBBER STRATEGIC INCOME FUND

FUND MERGER
AND NEW FUND MANAGEMENT
================================================================================

[GRAPHIC OMITTED]

On October 6, 2000, the board of trustees unanimously approved the submission to shareholders of the merger of the PaineWebber Strategic Income Fund into the PACE Strategic Fixed Income Investments and a new interim sub-advisory contract with Pacific Investment Management Company who assumed the day-to-day portfolio management responsibilities of the Fund effective October 10, 2000. The proposed merger was approved by shareholders at a meeting held in January 2001. The merger is expected to become effective in February 2001.

More information about the proposed merger for the Fund and the new investment management arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated March 31, 2000 and additional information has been provided to shareholders in proxy solicitation materials that were mailed in December 2000.



OUTLOOK
================================================================================

We expect the economy to continue to weaken and we will extend duration to take advantage of falling rates. We believe that intermediates are too richly priced after their recent rally, and we therefore expect to overweight short and longer maturity issues. We expect to emphasize mortgages, which pose minimal credit risk and pay relatively high yields. Going forward, we expect to underweight investment grade corporates, as they remain vulnerable to price erosion amid deteriorating credit quality. We expect to remain defensive in high yield and we expect to continue a cautious approach to emerging markets -- focusing on issues with high liquidity and credit quality. Lastly, we expect to expand an allocation to developed non-U.S. markets, especially hedged German Bunds, which offer attractive relative value.

PAINEWEBBER STRATEGIC INCOME FUND                                  ANNUAL REPORT


Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on PaineWebber Strategic Income Fund or another fund in the PaineWebber Family of Funds,(1) please contact your Financial Advisor. For additional information, visit us at www.painewebber.com.

Sincerely,



/s/ BRIAN M. STORMS                       /s/ SCOTT MATHER
-------------------------------------     -------------------------------------
BRIAN M. STORMS                           SCOTT MATHER
President and Chief Executive Officer     Pacific Investment Management Company
Mitchell Hutchins Asset Management Inc.   Portfolio Manager,
                                          PaineWebber Strategic Income Fund



This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER STRATEGIC INCOME FUND


PERFORMANCE RESULTS (UNAUDITED)

                                                                                                TOTAL RETURN(1)
                                          NET ASSET VALUE                    ---------------------------------------------
                             --------------------------------------------        12 MONTHS                     6 MONTHS
                              11/30/00        05/31/00        11/30/99         ENDED 11/30/00               ENDED 11/30/00
--------------------------------------------------------------------------------------------------------------------------
Class A Shares                  $7.58           $7.95          $8.53               (4.20)%                     (0.87)%
--------------------------------------------------------------------------------------------------------------------------
Class B Shares                   7.57            7.94           8.52               (5.04)                      (1.29)
--------------------------------------------------------------------------------------------------------------------------
Class C Shares                   7.57            7.94           8.52               (4.71)                      (1.14)
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES
                                   NET ASSET VALUE
                             -------------------------      CAPITAL GAINS       DIVIDENDS     PAID FROM        TOTAL
PERIOD COVERED                BEGINNING         ENDING       DISTRIBUTED         PAID(2)       CAPITAL       RETURN(1)
--------------------------------------------------------------------------------------------------------------------------
02/07/94-12/31/94              $10.00           $8.56           --               $0.5792          --           (8.76)%
--------------------------------------------------------------------------------------------------------------------------
1995                             8.56            8.79           --                0.9392          --           14.12
--------------------------------------------------------------------------------------------------------------------------
1996                             8.79            9.34           --                0.6352          --           14.00
--------------------------------------------------------------------------------------------------------------------------
1997                             9.34            9.56           --                0.7116          --           10.32
--------------------------------------------------------------------------------------------------------------------------
1998                             9.56            8.95           --                0.7073          --            0.96
--------------------------------------------------------------------------------------------------------------------------
1999                             8.95            8.67           --                0.5688        $0.0536         3.98
--------------------------------------------------------------------------------------------------------------------------
01/01/00-11/30/00                8.67            7.58           --                0.3577         0.2025        (6.30)
--------------------------------------------------------------------------------------------------------------------------
                                                     Total:  $0.0000             $4.4990        $0.2561
--------------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 11/30/00:       28.82%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES
                                   NET ASSET VALUE
                             -------------------------      CAPITAL GAINS       DIVIDENDS     PAID FROM        TOTAL
PERIOD COVERED                BEGINNING         ENDING       DISTRIBUTED         PAID(2)       CAPITAL       RETURN(1)
--------------------------------------------------------------------------------------------------------------------------
02/07/94-12/31/94              $10.00           $8.55           --              $0.5242           --          (9.41)%
--------------------------------------------------------------------------------------------------------------------------
1995                             8.55            8.78           --               0.8733           --          13.29
--------------------------------------------------------------------------------------------------------------------------
1996                             8.78            9.33           --               0.5727           --          13.23
--------------------------------------------------------------------------------------------------------------------------
1997                             9.33            9.55           --               0.6386           --           9.48
--------------------------------------------------------------------------------------------------------------------------
1998                             9.55            8.94           --               0.6343           --           0.18
--------------------------------------------------------------------------------------------------------------------------
1999                             8.94            8.66           --               0.5047         $0.0476        3.16
--------------------------------------------------------------------------------------------------------------------------
01/01/00-11/30/00                8.66            7.57           --               0.3159          0.1788       (7.06)
--------------------------------------------------------------------------------------------------------------------------
                                                        Total:  $0.0000         $4.0637         $0.2264
--------------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 11/30/00:       22.21%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS C SHARES
                                   NET ASSET VALUE
                             -------------------------      CAPITAL GAINS       DIVIDENDS     PAID FROM        TOTAL
PERIOD COVERED                BEGINNING         ENDING       DISTRIBUTED         PAID(2)       CAPITAL       RETURN(1)
--------------------------------------------------------------------------------------------------------------------------
2/07/94-12/31/94               $10.00           $8.56           --              $0.5424           --          (9.13)%
--------------------------------------------------------------------------------------------------------------------------
1995                             8.56            8.79           --               0.8951           --          13.56
--------------------------------------------------------------------------------------------------------------------------
1996                             8.79            9.33           --               0.5934           --          13.36
--------------------------------------------------------------------------------------------------------------------------
1997                             9.33            9.56           --               0.6638           --           9.89
--------------------------------------------------------------------------------------------------------------------------
1998                             9.56            8.94           --               0.6597           --           0.34
--------------------------------------------------------------------------------------------------------------------------
1999                             8.94            8.66           --               0.5263         $0.0496        3.43
--------------------------------------------------------------------------------------------------------------------------
01/01/00-11/30/00                8.66            7.57           --               0.3325          0.1883       (6.76)
--------------------------------------------------------------------------------------------------------------------------
                                                        Total:  $0.0000         $4.2132         $0.2379
--------------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 11/30/00:       24.40%
--------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

(2)  Includes foreign exchange gain distributions, if any.

The above data represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND

PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN(1)

                                    % RETURN WITHOUT DEDUCTING                   % RETURN AFTER DEDUCTING
                                       MAXIMUM SALES CHARGE                        MAXIMUM SALES CHARGE
                             ---------------------------------------------------------------------------------------
                                               CLASS                                       CLASS
                             ---------------------------------------------------------------------------------------
                                 A*             B**          C***            A*             B**          C***
--------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 12/31/00   (4.48)%        (5.32)%       (4.99)%        (8.29)%        (9.75)%       (5.66)%
--------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/00       4.75           3.94          4.20           3.89           3.64          4.20
--------------------------------------------------------------------------------------------------------------------
Commencement of Operations
 Through 12/31/00+              4.03           3.22          3.49           3.41           3.22          3.49
--------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 5 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance date is February 7, 1994 for Class A, Class B and Class C shares.

Note: The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and may invest in PaineWebber mutual funds. For the year ended November 30, 2000 and since inception, February 17, 1998 through November 30, 2000, Class Y shares had a total return of (4.01)% and (3.18)%, respectively. For the twelve months ended December 31, 2000 and since inception through December 31, 2000, Class Y shares had an average annual total return of (4.25)% and (0.45)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

      The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 2000

  PRINCIPAL
   AMOUNT                                                                         MATURITY               INTEREST
    (000)                                                                           DATES                  RATES           VALUE
  --------                                                                        ---------              ---------       ----------
U.S. GOVERNMENT AND INVESTMENT GRADE OBLIGATIONS--103.45%
U. S. GOVERNMENT OBLIGATIONS--27.83%
$   9,600  U.S. Treasury Bonds .............................................  02/15/23 to 11/15/26    6.000 to 7.125%    $10,976,851
    6,300  U.S. Treasury Stripped Principal Payment Bonds ..................        08/15/25               6.875@          1,548,912
    8,186  U.S. Treasury Inflation Index Notes .............................        01/15/07               3.375           7,994,454
                                                                                                                         -----------
Total U. S. Government Obligations (cost--$20,124,230)                                                                    20,520,217
                                                                                                                         -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.55%
    3,253  GNMA (cost--$3,433,920) .........................................  06/15/17 to 11/15/17         8.000           3,353,727
                                                                                                                         -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--63.53%
    5,052  FNMA ............................................................  03/15/07 to 01/15/09     5.250 to 7.125      5,031,088
   42,000  FNMA 30 year TBA ................................................          TBA              7.000 to 7.500     41,819,070
                                                                                                                         -----------
Total Federal National Mortgage Association Certificates
  (cost--$46,323,263) ......................................................                                             46,850,158
                                                                                                                         -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--2.15%
      800  CS First Boston Mortgage Securities Corp., Series 2000-1,
           Class 2A ........................................................        12/15/30               6.880             788,336
      800  PNC Mortgage Securities Corp., Series 2000-8 ....................        11/25/30               7.070             799,500
                                                                                                                         -----------
Total Collateralized Mortgage Obligations (cost--$1,599,375) ...............                                               1,587,836
                                                                                                                         -----------
CORPORATE OBLIGATIONS--2.81%
        2  Centaur Funding** (cost--$2,000,000) ............................        04/21/20               9.080           2,069,376
                                                                                                                         -----------
ASSET BACKED SECURITIES--2.58%
      800  Bayview Financial Acquisition Trust, Series 2000-D,
           Class A (b)** ...................................................        11/25/30               7.006             804,000
      700  Residential Asset Securities Corp., Series 2000-KS5,
           Class AII .......................................................        01/25/32               6.856++           700,000
      400  Sovereign Dealer Floor Plan Master LLC, Series 2000-1A,
           Class A .........................................................        10/15/07               6.868++           399,680
                                                                                                                         -----------
Total Asset Backed Securities (cost--$1,900,000) ...........................                                               1,903,680
                                                                                                                         -----------
Total U.S. Government and Investment Grade Obligations
  (cost--$75,380,788) ......................................................                                              76,284,994
                                                                                                                         -----------

GLOBAL DEBT SECURITIES--5.86%
BRAZIL--0.44%
      352  Federal Republic of Brazil ......................................        04/15/06               7.625++           322,643
                                                                                                                         -----------
MEXICO--1.86%
    1,342  United Mexican States DISC(1) ...................................        12/31/19               7.533++         1,368,840
                                                                                                                         -----------
POLAND--1.05%
    4,140* Republic of Poland ..............................................        06/12/04              10.000             774,601
                                                                                                                         -----------
UNITED KINGDOM--2.51%
    1,265* United Kingdom Gilt .............................................        12/07/03               6.500           1,852,309
                                                                                                                         -----------
Total Global Debt Securities (cost--$4,763,133) ............................                                               4,318,393
                                                                                                                         -----------

HIGH YIELD SECURITIES--4.97%
CORPORATE BONDS--4.56%
COMMUNICATIONS--FIXED--0.54%
      750  Northeast Optic Network Inc. ....................................        08/15/08              12.750             397,500
                                                                                                                         -----------
ELECTRIC COMPANIES--0.68%
      500  Edison International Inc. .......................................        11/01/01               7.254+            499,855
                                                                                                                         -----------

PAINEWEBBER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS

  PRINCIPAL
   AMOUNT                                                                            MATURITY           INTEREST
    (000)                                                                              DATES              RATES            VALUE
  --------                                                                           ---------          ---------        ----------
HIGH YIELD SECURITIES (CONTINUED)
CORPORATE BONDS (CONCLUDED)
ENERGY--0.21%
$     315  Orion Refining Corp.**(b) .......................................          11/15/04          10.000%+         $   157,514
                                                                                                                         -----------
FINANCIAL SERVICES--0.77%
      741  Airplanes Pass-Through Trust ....................................          03/15/19          10.875               567,811
                                                                                                                         -----------
MEDIA--0.10%
    1,002  Inter Act Systems Inc.**(b) .....................................          08/01/03          14.000                70,125
                                                                                                                         -----------
MEDICAL PROVIDERS--0.54%
      400  HCA Healthcare Co. ..............................................          09/19/02           8.160++             399,404
                                                                                                                         -----------
METALS & MINING--0.01%
    1,000  Metal Management Inc. (2) .......................................          05/15/08          10.000                10,000
                                                                                                                         -----------
SERVICE--0.76%
      750  Atlantic Express Transportation Corp. ...........................          02/01/04          10.750               562,500
                                                                                                                         -----------
TECHNOLOGY--0.95%
    1,000  Earthwatch Inc.** (b)# ..........................................          07/15/07          13.000+              700,000
                                                                                                                         -----------
Total Corporate Bonds (cost--$5,921,305) ...................................                                               3,364,709
                                                                                                                         -----------

  NUMBER OF
   SHARES
  --------

COMMON STOCKS(a)--0.15%
COMMUNICATIONS--FIXED--0.13%
    8,806  Tele1 Europe BV ........................................................................................          49,534
    7,400  Viatel Inc. (3) ........................................................................................          41,162
                                                                                                                        -----------
                                                                                                                             90,696
                                                                                                                        -----------
SERVICE--0.02%
   33,230  Waste Systems International Inc. .......................................................................          16,615
                                                                                                                        -----------
Total Common Stocks (cost--$168,049) ..............................................................................         107,311
                                                                                                                        -----------
PREFERRED STOCKS(a)--0.25%
ENERGY--0.01%
      164  Orion Refining Corp. (b) ...............................................................................           7,059
                                                                                                                        -----------
MEDIA--0.00%
    1,750  Inter Act Systems Inc. (b) .............................................................................           1,750
                                                                                                                        -----------
SERVICE--0.10%
      804  Waste Systems International Inc. (b) ...................................................................          73,968
                                                                                                                        -----------
TECHNOLOGY--0.14%
   49,095  Earthwatch Inc.** ......................................................................................          98,190
                                                                                                                        -----------
Total Preferred Stock (cost--$1,635,166) ..........................................................................         180,967
                                                                                                                        -----------


PAINEWEBBER STRATEGIC INCOME FUND


  NUMBER OF
  WARRANTS                                                                                                                  VALUE
  --------                                                                                                               -----------
HIGH YIELD SECURITIES (CONCLUDED)
WARRANTS--0.01%
CABLE--0.01%
    2,000  Knology Holdings Inc. (b)** ........................................................................          $     4,000
    1,000  UIH Australia Pacific Inc. .........................................................................                5,000
                                                                                                                         -----------
                                                                                                                               9,000
                                                                                                                         -----------
FINANCIAL SERVICES--0.00%
      500  Olympic Financial Ltd. .............................................................................                    0
                                                                                                                         -----------
MEDIA--0.00%
    1,750  Inter Act Electronic Marketing Inc. (b) ............................................................                   18
    1,750  Inter Act Systems Inc.** (b) .......................................................................                1,750
                                                                                                                         -----------
                                                                                                                               1,768
                                                                                                                         -----------
TECHNOLOGY--0.00%
    2,000  Electronic Retailing Systems International Inc. ....................................................                   20
                                                                                                                         -----------
Total Warrants (cost--$50,741) ................................................................................               10,788
                                                                                                                         -----------
Total High Yield Securities (cost--$7,775,261) ................................................................            3,663,775
                                                                                                                         -----------
  PRINCIPAL
   AMOUNT                                                                             MATURITY         INTEREST
    (000)                                                                               DATES            RATES
  --------                                                                            ---------        --------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@--16.75%
$   9,100  Federal Home Loan Mortgage Corp. Discount Notes .................          12/12/00           6.430%            9,082,232
    3,100  Federal National Mortgage Association Discount Notes ............          01/11/01           6.450             3,077,299
      195  U.S. Treasury Bills .............................................          02/01/01           5.930               192,928
                                                                                                                         -----------
Total Short-Term U.S. Government and Agency Obligations
  (cost--$12,352,459) ......................................................                                              12,352,459
                                                                                                                         -----------
COMMERCIAL PAPER@--25.47%
AVIATION--0.94%
      700  Executive Jet Inc. (b) ..........................................          01/17/01           6.620               694,005
                                                                                                                         -----------
AUTO & TRUCK--4.70%
    3,500  General Motors Acceptance Corp. .................................          01/19/01           6.600             3,468,892
                                                                                                                         -----------
BANKING--10.11%
    3,500  Abbey National North America ....................................          01/25/01           6.630             3,465,163
    4,000  Bank One Corp. ..................................................          12/19/00           6.570             3,986,960
                                                                                                                         -----------
                                                                                                                           7,452,123
                                                                                                                         -----------
FINANCE--DIVERSIFIED--2.55%
    1,900  Associates Corp. of North America ...............................          01/22/01           6.620             1,882,106
                                                                                                                         -----------
MEDIA--1.35%
    1,000  Infinity Broadcasting Corp. (b) .................................          12/08/00           6.790               998,680
                                                                                                                         -----------
PAPER & PAPER PRODUCTS--0.41%
      300  International Paper Co. (b) .....................................          12/08/00           6.850               299,608
                                                                                                                         -----------
TELECOMMUNICATIONS--5.41%
    4,000  American Telephone & Telegraph ..................................          12/20/00           6.700             3,986,257
                                                                                                                         -----------
Total Commercial Paper (cost--$18,781,671) .................................                                              18,781,671
                                                                                                                         -----------

PAINEWEBBER STRATEGIC INCOME FUND

 PRINCIPAL
  AMOUNT                                                                              MATURITY        INTEREST
   (000)                                                                               DATES           RATES               VALUE
 ---------                                                                            --------        --------         ------------
REPURCHASE AGREEMENT--1.05%
     $775   Repurchase Agreement dated 11/30/00 with State Street Bank &
            Trust Co., collateralized by $312,902 U.S. Treasury Notes,
            5.250% to 6.375% due 01/31/01 to 09/30/02; (value--$318,065)
            and $391,996 U.S. Treasury Bonds, 8.750% to 12.750% due
            11/15/08 to 11/15/10; (value--$472,525); proceeds: $775,139
            (cost--$775,000) ...............................................          12/01/00           6.460%         $   775,000
                                                                                                                       ------------
Total Investments (cost--$119,828,312)--157.55% ............................                                            116,176,292
Liabilities in excess of other assets--(57.55)% ............................                                            (42,435,701)
                                                                                                                       ------------
Net Assets--100.00% ........................................................                                           $ 73,740,591
                                                                                                                       ============

----------------

*    Stated in local currency.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

# Security represents a unit which is composed of the stated bond with attached warrants or common stock.

+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.

++ Floating rate securities, the interest rates shown are the current rates as of November 30, 2000.

@    Interest rates shown are discount rates at date of purchase.

(a)  Non-income producing securities.

(b) Illiquid securities representing 5.17% of net assets, which is valued at fair value pursuant to the Fund's procedures under the direction of the Board of Trustees.

(1) With additional 2,069,000 recoverable rights attached maturing on June 30, 2003 with no market value.

(2)  Bond interest in default.

(3)  Security, or portion thereof, was on loan at November 30, 2000.

ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of November 30, 2000.

DISC Discount Bonds.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

WRITTEN OPTIONS(b)

NUMBER OF                                                                            STRIKE          EXPIRATION
CONTRACTS                                                                          PRICE/RATE           DATE                VALUE
---------                                                                          ----------        -----------          ---------
    7      U.S. Treasury Notes Futures Puts ................................          100             March 2001         $    1,531
                                                                                                                         ==========

FUTURES CONTRACTS
                                                                                                                        UNREALIZED
NUMBER OF                                                                               IN           EXPIRATION        APPRECIATION
CONTRACTS                 CONTRACTS TO DELIVER                                     EXCHANGE FOR         DATE          (DEPRECIATION)
---------                  ------------------                                      ------------      ----------        ------------
   20      U.S. 10 Year Treasury Notes .....................................        $2,057,500      December 2000        $  (42,188)
   19      U.S. 30 Year Treasury Bonds .....................................         1,949,281      December 2000           (48,688)
   19      Mortgage Back Securities ........................................         1,920,781      December 2000            27,313
   51      10 Year Eurobond Futures ........................................         4,763,147      December 2000            82,394
   55      10 Year Eurobond Futures ........................................         5,143,423      March 2001               23,671
                                                                                                                         -----------
                                                                                                                         $   42,502
                                                                                                                         ==========

PAINEWEBBER STRATEGIC INCOME FUND



FORWARD FOREIGN CURRENCY CONTRACTS

                CONTRACT TO       IN EXCHANGE        MATURITY       UNREALIZED
                  DELIVER             FOR              DATES       DEPRECIATION
                 ---------        ------------       --------       ----------
Euro ..........  5,120,000        US$4,387,840       12/01/00       $ (64,732)
U.S.Dollars ...  4,592,640        EUR5,120,000       12/01/00        (140,068)
                                                                    ---------
                                                                    $(204,800)
                                                                    =========

----------
Currency Type Abbreviation:
EUR--Euro
US$--United States Dollars


                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2000



ASSETS
Investments in securities, at value (cost--$119,828,312) .......  $ 116,176,292
Investment of cash collateral received for securities
  loaned, at value (cost--$39,600) .............................         39,600
Cash ...........................................................        748,503
Foreign currency (cost--$407,518) ..............................        413,126
Receivable for investments sold ................................     16,432,386
Receivable for shares of beneficial interest sold ..............         20,076
Interest receivable ............................................        456,389
Variation margin receivable ....................................         47,093
Other assets ...................................................         14,211
                                                                  -------------
Total assets ...................................................  $ 134,347,676
                                                                  -------------
LIABILITIES
Outstanding options written, at value
  (premium received--$2,811) ...................................          1,531
Payable for investments purchased ..............................     59,665,072
Collateral for securities loaned ...............................         39,600
Payable for shares of beneficial
  interest repurchased .........................................        297,222
Unrealized depreciation on interest rate swaps .................        228,260
Unrealized depreciation on forward foreign
  currency contracts ...........................................        204,800
Payable to affiliates ..........................................         80,946
Accrued expenses and other liabilities .........................         89,654
                                                                  -------------
Total liabilities ..............................................     60,607,085
                                                                  -------------
NET ASSETS
Beneficial interest--$0.001 par value
  (unlimited amount authorized) ................................    100,007,602
Undistributed net investment income ............................        218,642
Accumulated net realized losses from
  investments and futures transactions .........................    (22,444,543)
Net unrealized depreciation of investments,
  other assets, liabilities, futures, swaps,
  options written and forward contracts
  denominated in foreign currencies ............................     (4,041,110)
                                                                  -------------
Net assets .....................................................  $  73,740,591
                                                                  =============
CLASS A:
Net assets .....................................................  $  36,946,108
                                                                  -------------
Shares outstanding .............................................      4,876,004
                                                                  -------------
Net asset and redemption value per share .......................          $7.58
                                                                          =====
Maximum offering price per share (net asset value
  plus sales charge of 4.00% of offering price) ................          $7.90
                                                                          =====
CLASS B:
Net assets .....................................................  $  17,660,009
                                                                  -------------
Shares outstanding .............................................      2,332,207
                                                                  -------------
Net asset value and offering price per share ...................          $7.57
                                                                          =====
CLASS C:
Net assets .....................................................  $  18,549,637
                                                                  -------------
Shares outstanding .............................................      2,449,517
                                                                  -------------
Net asset value and offering price per share ...................          $7.57
                                                                          =====
CLASS Y:
Net assets .....................................................  $     584,837
                                                                  -------------
Shares outstanding .............................................         77,203
                                                                  -------------
Net asset value, offering price and redemption
  value per share ..............................................          $7.58
                                                                          =====

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF OPERATIONS

                                                                 FOR THE YEAR
                                                                     ENDED
                                                               NOVEMBER 30, 2000
                                                                ---------------
INVESTMENT INCOME:
Interest .......................................................    $8,121,503
Dividends ......................................................       198,940
                                                                   -----------
                                                                     8,320,443
                                                                   -----------

EXPENSES:
Investment advisory and administration .........................       692,603
Service fees--Class A ..........................................       111,158
Service and distribution fees--Class B .........................       241,025
Service and distribution fees--Class C .........................       171,734
Reports and notices to shareholders ............................        71,652
Transfer agency and service fees ...............................        69,084
Professional fees ..............................................        61,162
Custody and accounting .........................................        57,017
State registration .............................................        42,553
Trustees' fees .................................................        10,500
Other expenses .................................................        18,025
                                                                   -----------
                                                                     1,546,513
Less: Fee waivers from adviser .................................        (2,080)
                                                                   -----------
Net expenses ...................................................     1,544,433
                                                                   -----------

NET INVESTMENT INCOME ..........................................     6,776,010
                                                                   -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions ......................................   (12,687,024)
  Futures contracts ............................................       195,249
  Foreign currency transactions ................................    (2,239,297)
Net change in unrealized appreciation/depreciation of:
  Investments ..................................................     4,226,376
  Futures ......................................................        30,315
  Options ......................................................         1,280
  Swaps ........................................................      (228,260)
  Other assets, liabilities and forward contracts
    denominated in foreign currencies ..........................       (32,494)
                                                                   -----------

NET REALIZED AND UNREALIZED LOSSES
  FROM INVESTMENT ACTIVITIES ...................................   (10,733,855)
                                                                   -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $(3,957,845)
                                                                   ===========

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGIC INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE YEARS ENDED
                                                           NOVEMBER 30,
                                                  ------------------------------
                                                       2000            1999
                                                  -------------    ------------

FROM OPERATIONS:
Net investment income ...........................    $6,776,010      $7,864,639
Net realized losses from investment,
  purchased options, foreign currency,
  future contracts and written
  options transactions ..........................   (14,731,072)     (2,355,907)
Net change in unrealized
  appreciation/depreciation of investments,
  futures, swaps, options, other assets,
  liabilities and forward contracts
  denominated in foreign currencies .............     3,997,217      (4,255,551)
                                                    -----------     -----------
Net increase (decrease) in net assets
  resulting from operations .....................    (3,957,845)      1,253,181
                                                    -----------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
From net investment Income--Class A .............    (2,210,364)     (2,522,970)
From net investment Income--Class B .............    (1,074,209)     (2,467,340)
From net investment Income--Class C .............    (1,063,767)     (1,761,471)
From net investment Income--Class Y .............       (46,210)        (65,569)
From paid in capital--Class A ...................    (1,114,446)       (240,120)
From paid in capital--Class B ...................      (496,716)       (230,780)
From paid in capital--Class C ...................      (519,018)       (165,360)
From paid in capital--Class Y ...................       (22,564)         (6,270)
From foreign currency transactions--Class A .....            --        (168,623)
From foreign currency transactions--Class B .....            --        (220,118)
From foreign currency transactions--Class C .....            --        (145,985)
From foreign currency transactions--Class Y .....            --          (4,002)
                                                    -----------     -----------
Total dividends and distributions to
  shareholders ..................................    (6,547,294)     (7,998,608)
                                                    -----------     -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ............    14,411,938      33,578,632
Cost of shares repurchased ......................   (41,289,630)    (36,518,754)
Proceeds from dividends reinvested ..............     4,008,440       4,893,143
                                                    -----------     -----------
Net increase (decrease) in net assets
  from beneficial interest transactions .........   (22,869,252)      1,953,021
                                                    -----------     -----------
Net decrease in net assets ......................   (33,374,391)     (4,792,406)

NET ASSETS:
Beginning of year ...............................   107,114,982     111,907,388
                                                    -----------     -----------
End of year (including undistributed
  net investment income $218,642 and $170,126,
  respectively) .................................   $73,740,591    $107,114,982
                                                    ===========     ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     PaineWebber Strategic Income Fund (the "Fund") is a series of PaineWebber Securities Trust ("Trust"), which was organized under Massachusetts law by a Declaration of Trust dated December 3, 1992 and registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks high levels of current income and, secondarily, capital appreciation by allocating its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds. Costs incurred by the Fund in connection with its organization have been deferred and amortized using the straight-line method over a sixty month period from the commencement of operations. The Trust currently offers another series of shares, PaineWebber Small Cap Fund, whose financial statements are not included herein.

     Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment manager and administrator of the Fund, or by the Fund's sub-adviser. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which is an indirect wholly owned subsidiary of UBS AG. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

     Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value.

NOTES TO FINANCIAL STATEMENTS


If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

     FOREIGN CURRENCY TRANSLATION--The book and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period; and (2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

     Although the Fund's net assets including the market values of the Fund's investments are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations.

     FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

     The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contacts or (2) the Fund maintains cash, U.S. government securities or liquid debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

     Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Fluctuations in the value of forward contracts are recorded as unrealized gains or losses by the Fund. Realized gains and losses included net gains and losses recognized by the Fund on contracts which have matured.

NOTES TO FINANCIAL STATEMENTS


     FUTURES CONTRACTS--Upon entering into a financial futures contract, the Fund is required to pledge to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss.

     Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contact is the contract value. The Fund primarily uses financial futures contracts to manage duration or for hedging purposes and not for leverage. However, imperfect correlations between futures contracts and portfolio securities being hedged or, market disruptions, do not normally permit full control of these risks at all times.

     WRITTEN OPTIONS--When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     Transactions in options written for the year ended November 30, 2000 were as follows:

                                                           NUMBER OF
                                                            OPTIONS    PREMIUMS
                                                           ---------   --------
     Options outstanding at November 30, 1999 ........            0        $  0
     Options written .................................            7       2,811
     Options terminated in closing
       purchase transactions .........................            0           0
     Options expired .................................            0           0
                                                           --------     -------
     Options outstanding at November 30, 2000 ........            7      $2,811
                                                           =========    ========

     INTEREST RATE SWAP AGREEMENTS--The Fund may enter into interest rate swap agreements to manage the average duration. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

     Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

     The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

NOTES TO FINANCIAL STATEMENTS


     For the year ended November 30, 2000, the Fund had an interest rate swap contract outstanding with the following terms:

                                       RATE TYPE
                            ----------------------------------
 NOTIONAL    TERMINATION    PAYMENTS MADE    PAYMENTS RECEIVED      UNREALIZED
  AMOUNT        DATE         BY THE FUND        BY THE FUND        DEPRECIATION
-----------  -----------    -------------    -----------------    -------------

$20,000,000    12/15/02         7.000%            6.590%+            $(228,260)
                                                                     =========

----------

+ Rate based on LIBOR (London Interbank Offered Rate)

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region. Mortgage securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of risk of prepayments. Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest.

INVESTMENT MANAGER AND ADMINISTRATOR, SUB-ADVISOR

     The board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. At November 30, 2000 the Fund owed Mitchell Hutchins $46,557 in investment advisory and administration fees. For the year ended November 30, 2000, Mitchell Hutchins voluntarily waived $2,080 in investment advisory and administration fees from the Fund.

     For the year ended November 30, 2000, the Fund paid $47,993 in brokerage commissions to PaineWebber for transactions executed on behalf of the Fund.

     On October 6, 2000, the board approved an Interim Sub-Advisory Contract between Mitchell Hutchins and Pacific Investment Management Company LLC ("PIMCO") effective October 10, 2000. Under its Advisory Contract relating to the Fund, Mitchell Hutchins' primary portfolio management responsibility is to identify appropriate sub-advisers to manage the Fund's assets and to review and monitor the performance of those sub-advisers. Mitchell Hutchins, not the Fund, pays a fee to the sub-adviser.

DISTRIBUTION PLANS

     Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell

NOTES TO FINANCIAL STATEMENTS


Hutchins monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B shares and Class C shares, respectively. At November 30, 2000, the Fund owed Mitchell Hutchins $34,316 in service and distribution fees.

     Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended November 30, 2000, it earned $154,556 in sales charges.

SECURITY LENDING

     The Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended November 30, 2000, the Fund earned $784 for lending its securities and PaineWebber earned $267 as the Fund's lending agent. At November 30, 2000, the Fund owed PaineWebber $73 in compensation.

     At November 30, 2000, the Fund had securities on loan having a market value of $36,713. The Fund's custodian held cash having an aggregate value of $39,600 as collateral for portfolio securities loaned which was invested as follows:

NUMBER OF
  SHARES                                                                VALUE
---------                                                               -------
  35,195     AIM Liquid Assets Portfolio.............................   $35,195
      65     AIM Prime Portfolio.....................................        65
   4,340     Mitchell Hutchins Private Money Market Fund LLC.........     4,340
                                                                        -------
Total investments of cash collateral
  received for securities loaned (cost--$39,600).....................   $39,600
                                                                        =======
BANK LINE OF CREDIT

     The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended November 30, 2000, the Fund did not borrow under the Facility.

TRANSFER AGENCY RELATED SERVICE FEES

     PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended November 30, 2000, PaineWebber received from PFPC, Inc., approximately 51% of the total transfer agency and related services fees collected by PFPC.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at November 30, 2000 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS


     At November 30, 2000, the components of net unrealized depreciation of investments were as follows:

     Gross appreciation (investments having
       an excess of value over cost) ........................  $ 1,317,373
     Gross depreciation (investments having
       an excess of cost over value) ........................   (4,969,393)
                                                               -----------
     Net unrealized depreciation of investments .............  $(3,652,020)
                                                               ===========

     For the year ended November 30, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

     Purchases .............................................   $299,285,659
     Sales .................................................   $305,600,548

FEDERAL INCOME TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At November 30, 2000, the Fund had a net capital loss carryforward of $22,506,826 that will expire between November 30, 2002 and November 30, 2008. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 2000, undistributed net investment income was decreased by $180,200, accumulated net realized losses were decreased by $2,332,943 and beneficial interest was decreased by $2,152,743. Permanent book/tax differences are primarily attributable to foreign currency gains/losses.

SHARES OF BENEFICIAL INTEREST

     There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                     CLASS A                     CLASS B                     CLASS C                 CLASS Y
                             -------------------------   -------------------------   ------------------------   -------------------
                               SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT      SHARES      AMOUNT
                             ----------   ------------   ----------   ------------   ----------   -----------   -------   ---------
FOR THE YEAR ENDED
  NOVEMBER 30, 2000:
Shares sold ...............   1,151,414   $  9,512,527      398,927   $  3,264,592      177,768   $ 1,461,649    20,648   $ 173,170
Shares repurchased ........  (2,589,983)   (20,991,775)  (1,334,724)   (10,937,478)  (1,061,295)   (8,676,141)  (83,779)   (684,236)
Shares converted from
  Class B to Class A ......   1,290,317     11,021,831   (1,291,753)   (11,021,831)          --            --        --          --
Dividends reinvested ......     254,552      2,065,356       92,903        757,001      137,990     1,120,393     8,072      65,690
                             ----------   ------------   ----------   ------------   ----------   -----------   -------   ---------
Net increase (decrease) ...     106,300   $  1,607,939   (2,134,647)  $(17,937,716)    (745,537)  $(6,094,099)  (55,059)  $(445,376)
                             ==========   ============   ==========   ============   ==========   ===========   =======   =========

                                     CLASS A                     CLASS B                     CLASS C                 CLASS Y
                             -------------------------   -------------------------   ------------------------   -------------------
                               SHARES        AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT      SHARES      AMOUNT
                             ----------   ------------   ----------   ------------   ----------   -----------   -------   ---------
FOR THE YEAR ENDED
  NOVEMBER 30, 1999:
Shares sold ...............   1,996,860   $ 17,702,363      986,007   $  8,732,830      683,008   $ 6,042,996   123,407   $1,100,443
Shares repurchased ........  (1,687,473)   (14,905,284)  (1,388,164)   (12,199,690)    (983,441)   (8,649,572)  (85,432)   (764,208)
Shares converted from
  Class B to Class A ......     297,656      2,622,068     (298,015)    (2,622,068)          --            --        --          --
Dividends reinvested ......     212,937      1,868,492      169,428      1,488,996      166,528     1,463,623     8,203      72,032
                             ----------   ------------   ----------   ------------   ----------   -----------   -------   ---------
Net increase (decrease) ...     819,980   $  7,287,639     (530,744)  $ (4,599,932)    (133,905)  $(1,142,953)   46,178   $ 408,267
                             ==========   ============   ==========   ============   ==========   ===========   =======   =========

NOTES TO FINANCIAL STATEMENTS


PROPOSED MERGER

     On October 6, 2000, the board unanimously approved the submission to shareholders of the merger of the Fund into PACE Strategic Fixed Income Investments, a series of PaineWebber PACE Select Advisors Trust ("PACE Trust") . The proposed merger was approved by shareholders at a meeting held in January 2001. The merger is expected to become effective in February 2001.

NEW ACCOUNTING PRINCIPLE

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Fund to classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gains/losses, as part of interest income. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. Had the Fund included paydown gains and losses in interest income in its Statement of Operations for the year ended November 30, 2000, net investment income and realized gain/loss would not have been materially affected.

                      [This Page Intentionally Left Blank]

PAINEWEBBER STRATEGIC INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                             CLASS A
                                                            -----------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                                      FEBRUARY 1, 1996   FOR THE
                                                                 FOR THE YEARS ENDED NOVEMBER 30,          THROUGH      YEAR ENDED
                                                            -------------------------------------------  NOVEMBER 30,   JANUARY 31,
                                                             2000++       1999       1998        1997        1996         1996
                                                            -------     -------     -------     -------     -------      -------
Net asset value, beginning of period ....................   $  8.53     $  9.06     $  9.60     $  9.37     $  8.99      $  8.60
                                                            -------     -------     -------     -------     -------      -------
Net investment income ...................................      0.63@       0.61        0.64        0.74        0.57         0.67
Net realized and unrealized gains (losses)
   from investments, foreign currency,
   futures contracts, swaps and
   written options ......................................     (0.97)@     (0.48)      (0.48)       0.17        0.39         0.59
                                                            -------     -------     -------     -------     -------      -------
Net increase (decrease) from
   investment operations ................................     (0.34)       0.13        0.16        0.91        0.96         1.26
                                                            -------     -------     -------     -------     -------      -------
Dividends from net investment income ....................     (0.41)      (0.57)      (0.70)      (0.68)      (0.58)       (0.77)
Distributions from paid in capital ......................     (0.20)      (0.05)         --          --          --           --
Distributions from foreign currency transactions ........        --       (0.04)         --          --          --        (0.10)
                                                            -------     -------     -------     -------     -------      -------
Total dividend and distributions to shareholders ........     (0.61)      (0.66)      (0.70)      (0.68)      (0.58)       (0.87)
                                                            -------     -------     -------     -------     -------      -------
Net asset value, end of period ..........................   $  7.58     $  8.53     $  9.06     $  9.60     $  9.37      $  8.99
                                                            =======     =======     =======     =======     =======      =======

Total investment return(1) ..............................     (4.20)%      1.56%       1.65%      10.04%      11.14%       15.27%
                                                            =======     =======     =======     =======     =======      =======
Ratios/Supplemental data:
Net assets, end of period (000's) .......................   $36,946     $40,688     $35,778     $20,909     $ 9,944      $ 9,841
Expenses to average net assets after waivers
   from adviser(2) ......................................      1.36%       1.30%       1.34%       1.65%       1.89%*       1.74%
Net investment income to average net
   assets after waivers from adviser(2) .................      7.67%       7.45%       6.97%       7.35%       7.69%*       8.52%
Portfolio turnover ......................................       339%        226%        192%        140%        101%          91%


----------

*    Annualized.

@    Calculated using the average monthly shares outstanding for the period.

++ Investment advisory functions for this Fund were transferred from Mitchell Hutchins Asset Management Inc. to Pacific Investment Management Company LLC on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 1.66% for Class A, and 2.45% for Class B. During the years ended November 30, 2000 and November 30, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waivers are the same since the waiver represents less than 0.005%.

                              CLASS B
---------------------------------------------------------------------------
                                                FOR THE PERIOD
                                               FEBRUARY 1, 1996      FOR THE
       FOR THE YEARS ENDED NOVEMBER 30,            THROUGH         YEAR ENDED
 -------------------------------------------      NOVEMBER 30,     JANUARY 31,
   2000++      1999        1998        1997           1996            1996
 -------     -------     -------     -------        -------         -------
 $  8.52     $  9.05     $  9.59     $  9.36        $  8.98         $  8.60
 -------     -------     -------     -------        -------         -------
   0.57@        0.54        0.56        0.67           0.51            0.60



 (0.98)@       (0.47)      (0.47)       0.16           0.39            0.59
 -------     -------     -------     -------        -------         -------

   (0.41)       0.07        0.09        0.83           0.90            1.19
 -------     -------     -------     -------        -------         -------
   (0.36)      (0.51)      (0.63)      (0.60)         (0.52)          (0.71)
   (0.18)      (0.05)         --          --             --              --
      --       (0.04)         --          --             --           (0.10)
 -------     -------     -------     -------        -------         -------
   (0.54)      (0.60)      (0.63)      (0.60)         (0.52)          (0.81)
 -------     -------     -------     -------        -------         -------
 $  7.57     $  8.52     $  9.05     $  9.59        $  9.36         $  8.98
 =======     =======     =======     =======        =======         =======

   (5.04)%      0.76%       0.87%       9.20%         10.46%          14.37%
 =======     =======     =======     =======        =======         =======

 $17,660     $38,062     $45,217     $41,650        $37,249         $40,653

    2.15%       2.08%       2.12%       2.43%          2.63%*          2.49%

    6.83%       6.66%       5.98%       6.56%          6.93%*          7.77%
     339%        226%        192%        140%           101%             91%

PAINEWEBBER STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                             CLASS C                                          CLASS Y
                                ---------------------------------------------------------------     ------------------------------
                                                                       FOR THE PERIOD
                                                                         FEBRUARY 1,                  FOR THE YEARS  FOR THE PERIOD
                                                                             1996      FOR THE             ENDED      FEBRUARY 17,
                                    FOR THE YEARS ENDED NOVEMBER 30,       THROUGH    YEAR ENDED       NOVEMBER 30,   1998+ THROUGH
                                ---------------------------------------- NOVEMBER 30, JANUARY 31,   -----------------  NOVEMBER 30,
                                 2000++      1999       1998       1997       1996        1996        2000++     1999       1998
                                -------    -------    -------    -------    -------     -------     -------    -------    -------
Net asset value, beginning
  of period ..................  $  8.52    $  9.05    $  9.59    $  9.37    $  8.98     $  8.60     $  8.53    $  9.05    $  9.72
                                -------    -------    -------    -------    -------     -------     -------    -------    -------
Net investment income ........     0.59@      0.57       0.59       0.70       0.53        0.62       0.66@       0.63       0.56
Net realized and unrealized
  gains (losses) from
  investments, foreign
  currency, futures contracts,
  swaps and written options ..    (0.97)@    (0.48)     (0.48)      0.15       0.40        0.59     (0.98)@      (0.46)     (0.66)
                                -------    -------    -------    -------    -------     -------     -------    -------    -------
Net increase (decrease) from
  investment operations ......    (0.38)      0.09       0.11       0.85       0.93        1.21       (0.32)      0.17      (0.10)
                                -------    -------    -------    -------    -------     -------     -------    -------    -------
Dividends from net
  investment income ..........    (0.38)     (0.53)     (0.65)     (0.63)     (0.54)      (0.73)      (0.42)     (0.59)     (0.57)
Distribution from paid in
  capital ....................    (0.19)     (0.05)        --         --         --          --       (0.21)     (0.06)        --
Distributions from foreign
  currency transactions ......       --      (0.04)        --         --         --       (0.10)         --      (0.04)        --
                                -------    -------    -------    -------    -------     -------     -------    -------    -------
Total dividend and
  distributions to
  shareholders ...............    (0.57)     (0.62)     (0.65)     (0.63)     (0.54)      (0.83)      (0.63)     (0.69)     (0.57)
                                -------    -------    -------    -------    -------     -------     -------    -------    -------
Net asset value,
  end of period ..............  $  7.57    $  8.52    $  9.05    $  9.59    $  9.37     $  8.98     $  7.58    $  8.53    $  9.05
                                =======    =======    =======    =======    =======     =======     =======    =======    =======
Total investment
  return(1) ..................    (4.71)%     1.03%      1.14%      9.37%     10.80%      14.63%      (4.01)%     1.91%     (1.04)%
                                =======    =======    =======    =======    =======     =======     =======    =======    =======

Ratios/Supplemental data:
Net assets, end of
  period (000's) .............  $18,550    $27,237    $30,133    $23,117    $17,101     $19,232     $   585    $ 1,128    $   779
Expenses to average
  net assets after waiver
  from adviser(2) ............     1.86%      1.82%      1.86%      2.17%      2.38%*      2.24%       1.12%      1.05%      1.07%*
Net investment income to
  average net assets after
  waiver from adviser(2) .....     7.14%      6.92%      6.24%      6.82%      7.19%*      8.03%       7.92%      7.67%      7.26%*
Portfolio turnover rate ......      339%       226%       192%       140%       101%         91%        339%       226%       192%

----------
+    Commencement of operations.

*    Annualized.

++ Investment advisory functions for this Fund were transferred from Mitchell Hutchins Asset Management Inc. to Pacific Investment Management Company LLC on October 10, 2000.

@    Calculated using the average monthly shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

(2) During the year ended November 30, 1997 Mitchell Hutchins waived a portion of its advisory and administration fees. If such waivers had not been made the annualized ratios of expenses to average net assets would have been 2.18% for Class C shares. During the years ended November 30, 2000 and November 30, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waivers are the same since the waiver represents less than 0.005%.

PAINEWEBBER STRATEGIC INCOME FUND


REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of
PaineWebber Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PaineWebber Strategic Income Fund (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in the notes to the financial statements the Board of Trustees and shareholders have approved a merger whereby the Fund would be merged into PACE Strategic Fixed Income Investments.




PricewaterhouseCoopers LLP
New York, New York

January 24, 2001

PAINEWEBBER STRATEGIC INCOME FUND


TAX INFORMATION

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal period end (November 30, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid by the Fund during the period were classified on a per share basis as follows:

                                         Class A   Class B   Class C   Class Y
                                         -------   -------   -------   -------
Ordinary Income .......................  $0.4087   $0.3612   $0.3796   $0.4183
Distribution from paid in capital .....   0.2025    0.1788    0.1883    0.2090


     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

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                                       29

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30

PAINEWEBBER STRATEGIC INCOME FUND


TRUSTEES

E. Garrett Bewkes, Jr.          Meyer Feldberg

CHAIRMAN                        George W. Gowen

Margo N. Alexander              Frederic V. Malek

Richard Q. Armstrong            Carl W. Schafer

Richard R. Burt                 Brian M. Storms

OFFICERS

Brian M. Storms                 Paul H. Schubert

PRESIDENT                       VICE PRESIDENT AND TREASURER

Amy R. Doberman                 Dianne E. O'Donnell

VICE PRESIDENT                  VICE PRESIDENT AND SECRETARY


INVESTMENT MANAGER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019-6114


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDING FIRM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

====
PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS
o High Income Fund
o Investment Grade Income Fund
o Low Duration U.S. Government Income Fund
o Strategic Income Fund
o U.S. Government Income Fund

TAX-FREE BOND FUNDS
o California Tax-Free Income Fund
o Municipal High Income Fund
o National Tax-Free Income Fund
o New York Tax-Free Income Fund

STOCK FUNDS
o Enhanced S&P 500 Fund
o Enhanced Nasdaq-100 Fund
o Financial Services Growth Fund
o Growth Fund
o Growth and Income Fund
o Mid Cap Fund
o Small Cap Fund
o S&P 500 Index Fund
o Strategy Fund
o Tax-Managed Equity Fund

ASSET ALLOCATION FUNDS
o Balanced Fund
o Tactical Allocation Fund

GLOBAL FUNDS
o Asia Pacific Growth Fund
o Emerging Markets Equity Fund
o Global Equity Fund
o Global Income Fund

PAINEWEBBER MONEY MARKET FUND

       [PAINEWEBBER LOGO]
(C)2001 PaineWebber Incorporated
      All Rights Reserved



STRATEGIC INCOME
FUND


========================================
NOVEMBER 30, 2000

ANNUAL REPORT


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